UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2026

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1     Registrant's Business and Operations
Item 1.01    Entry into a Material Definitive Agreement
On February 23, 2026, Compass Group Diversified Holdings LLC (the “Company”) and Compass Group Management LLC (the “Manager”) amended the Seventh Amended and Restated Management Services Agreement dated as of January 15, 2025 (the “Existing Agreement”), by entering into an Eighth Amended and Restated Management Services Agreement (the “Amendment”), which provides the following, along with certain other changes:
•the Manager shall repay the over-paid management fees on the applicable management fee payment dates absent written consent of the Company otherwise;
•to ensure the Manager is sufficiently funded to continue delivering services to the Company, the Company may, in its sole discretion, elect to pay the Manager all or a portion of the management fee that would otherwise be due in respect of a fiscal quarter (“Company Paid Amounts”), notwithstanding that a balance of over-paid management fees remains outstanding, so long as any Company Paid Amounts bear interest as agreed by the parties;
•if the Company outsources services to a third-party service provider, such outsourced services shall be excluded from the services provided by the Manager and the management fees will be reduced, on a dollar-for-dollar basis, by the fees paid by the Company for certain of such outsourced services;
•any individuals seconded from the Manager to the Company shall serve on a substantially full-time basis and shall not devote material time and attention to other business activities without the approval of the Company;
•the Board may prohibit any individual or entity from providing services to the Company based on its good faith judgment in the best interest of the Company;
•no employee, delegate or appointee of the Manager shall bind, or represent to third parties that he or she has the authority to bind, the Company or any of its subsidiaries, without due authorization of the Company; and
•the Manager shall indemnify the Company to substantially the same extent as the Company indemnifies the Manager.
The foregoing description of the Amendment is not meant to be exhaustive and is qualified in its entirety by the document itself, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

10.1
Eighth Amended and Restated Management Services Agreement by and between Compass Group Diversified Holdings LLC and Compass Group Management LLC, dated as of February 23, 2026 and originally effective as of May 16, 2006.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2026	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2026	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer